UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2011

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Newbury Street, Suite 101 Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 508.739.0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On October 2, 2011, HeartWare International, Inc. (NASDAQ: HTWR; ASX: HIN) announced updated clinical data from its bridge to heart transplantation (BTT) study, ADVANCE, and the Continued Access Protocol (CAP). The updated data for 241 patients enrolled in either the pivotal trial Advance or CAP was presented at the 25th European Association for Cardio-Thoracic Surgery (EACTS) Annual Meeting in Lisbon, Portugal by Dr. Mark S. Slaughter, a principal investigator for HeartWare’s ADVANCE trial.
A copy of a press release issued by HeartWare is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
A copy of the slides presented by Dr. Slaughter at EACTS is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 HeartWare International, Inc. press release dated October 2, 2011.
Exhibit 99.2 Slides presented by Dr. Mark S. Slaughter at the European Association for Cardio-Thoracic Surgery (EACTS) Meeting in Lisbon, Portuga on October 2, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.
Date: October 3, 2011	By:	/s/ Lawrence J. Knopf
		Name:	Lawrence J. Knopf
		Title:	Senior Vice President and General Counsel